Exhibit 10.1

SEDAR+ version

FORM OF D&O SUPPORT AND VOTING AGREEMENT

September 28, 2026

TO:	1001755979 Ontario Inc. (the “Purchaser”) and BRC Group Holdings, Inc. (the “Parent”)

Dear Sirs/Madams:

Re:	Support and Voting Agreement

The undersigned understands that the Purchaser, the Parent and Sangoma Technologies Corporation (the “Corporation”) wish to enter into an arrangement agreement dated as of the date hereof (the “Arrangement Agreement”) contemplating an arrangement (the “Arrangement”) of the Corporation under Section 182 of the Business Corporations Act (Ontario), the result of which shall be the acquisition by the Purchaser of all the outstanding common shares of the Corporation (the “Shares”).

All capitalized terms used but not otherwise defined in this support and voting agreement (this “Agreement”) shall have the respective meanings ascribed to them in the Arrangement Agreement.

The undersigned is the beneficial or registered owner of, or exercises control or direction over, the number of Shares, other securities convertible into or exercisable or exchangeable for Shares, or any other rights to acquire Shares set forth on the signature page to this Agreement (collectively, the “Subject Securities”).

1.	The undersigned hereby agrees, solely in his or her capacity as a Securityholder and not in his or her capacity as a director or officer of the Corporation, from the date hereof until the termination of this Agreement in accordance with its terms:

(a)	to cause to be counted as present for purposes of establishing quorum and vote or to cause to be voted all of the Subject Securities entitled to vote, including any other such securities of the Corporation directly or indirectly acquired by or issued to the undersigned after the date hereof but prior to the record date for the Meeting or in any other circumstances upon which a vote, consent or other approval with respect to the Arrangement, the Arrangement Agreement or the transactions contemplated by the Arrangement Agreement is sought: (i) in favour of the approval of the Arrangement Resolution and any other matter necessary for the consummation of the transactions contemplated by the Arrangement Agreement; and (ii) against any Acquisition Proposal and any other proposed action, proposal, transaction, agreement or other matter which would reasonably be expected to adversely affect, prevent, materially delay, imepede, interfere with or inhibit the completion of the Arrangement or any of the transactions contemplated by the Arrangement Agreement;

(b)	as soon as practicable following the mailing of the Circular, and in any event no later than ten (10) days prior to the Meeting, to deliver or to cause to be delivered to the Corporation or its intermediary through which the undersigned holds its beneficial interest in such Subject Securities, as applicable, duly executed proxies or voting instruction forms in respect of all Subject Securities eligible to vote on any matter at the Meeting, which such proxies or voting instruction forms shall vote all such Subject Securities as required by Section 1(a) above and appoint as proxyholder(s) those individuals designated by the Corporation in the Circular, and such proxies or voting instruction forms shall not be revoked or withdrawn without the prior written consent of the Purchaser;

(c)	not to, directly or indirectly: (i) sell, transfer, gift, assign, pledge, hypothecate, grant a security, participation or voting interest in or otherwise convey or encumber (each, a “Transfer” and “to Transfer” shall have a correlative meaning), or enter into any agreement, option or other arrangement (including any forward sale or other monetization arrangement) with respect to the Transfer of, any of its Subject Securities to any Person, other than pursuant to the Arrangement Agreement; (ii) grant any proxies, voting instructions or power of attorney, deposit any of its Subject Securities into any voting trust or enter into any voting arrangement, whether by proxy, voting agreement or otherwise, with respect to its Subject Securities, other than pursuant to this Agreement and any amendment thereto; or (iii) agree to take any of the actions described in the foregoing clauses (i) and (ii); provided that, the undersigned may: (A) exercise and/or settle Incentive Securities to acquire additional Shares in accordance with the terms and subject to the conditions of the Arrangement Agreement, and (B) Transfer Subject Securities to a corporation, family trust, registered retirement savings plan or other entity directly or indirectly owned or controlled by the undersigned or to immediate family members of the undersigned for estate planning purposes, provided that: (x) such Transfer shall not relieve or release the undersigned of or from his or her obligations under this Agreement, including, without limitation, the obligation of the undersigned to vote or cause to be voted all Subject Securities at the Meeting in favour of the approval of the Arrangement Resolution and any other matter necessary for the consummation of the Arrangement; (y) the transferee agrees to be bound by the terms of this Agreement; and (z) prompt written notice of such Transfer is provided to the Purchaser; and

(d)	not to exercise any rights of appraisal or rights of dissent provided under any applicable Laws or otherwise in connection with the Arrangement;

(e)	not knowingly or intentionally solicit, initiate or encourage inquiries, submissions, proposals or offers from any other person relating to: (i) any Acquisition Proposal; or (ii) except as provided by the terms of this Agreement, the direct or indirect acquisition or disposition of all or any of the Subject Securities; and

(f)	if the undersigned directly or indirectly acquires any additional securities of the Corporation other than in circumstances contemplated in Section 1(c)(iii)(A) above, the undersigned shall notify the Purchaser of each such acquisition and agrees and acknowledges that such additional securities shall be deemed to be Subject Securities for purposes of this Agreement.

2.	Notwithstanding any provision of this Agreement to the contrary, the Purchaser and the Parent hereby agree and acknowledge that the undersigned is executing this Agreement and is bound hereunder solely in his or her capacity as a Securityholder of the Corporation. Without limiting the provisions of the Arrangement Agreement, nothing contained in this Agreement shall in any way: (a) limit or affect any actions the undersigned may take in his or her capacity as a director or officer of the Corporation or limit or restrict in any way the exercise of his or her fiduciary duties as director or officer of the Corporation or other legal obligation to act in the best interests of the Corporation; or (b) be construed to create any obligation on the part of the undersigned in his or her capacity as a director or officer of the Corporation to refrain from taking any action in his or her capacity as such. It is acknowledged and agreed that the undersigned, solely in his or her capacity as a director and/or officer of the Corporation, may vote at a meeting of the board of directors or any committee thereof, make or approve any public statements, and/or respond to an Acquisition Proposal in respect of the Corporation, or provide information to a party making an Acquisition Proposal, in each case, as contemplated in, and subject to the terms and conditions of, the Arrangement Agreement, and any such actions shall not constitute a violation of this Agreement.

3.	Each of the Purchaser and the Parent hereby represents and warrants to the undersigned that: (a) it has the requisite corporate power and capacity to execute and deliver this Agreement and to perform its obligations hereunder; (b) the execution and delivery of this Agreement by it and the performance by it of its obligations hereunder have been duly authorized and no other corporate proceeding is necessary; and (c) this Agreement has been duly executed and delivered by it and constitutes a legal, valid and binding obligation, enforceable against it in accordance with its terms, subject only to (i) any limitation on enforcement under Laws relating to bankruptcy, winding-up, insolvency, reorganization, arrangement or other Law affecting the enforcement of creditors’ rights generally, and (ii) the discretion that a court may exercise in the granting of equitable remedies such as specific performance and injunction.

4.	The undersigned hereby represents and warrants to the Purchaser and the Parent that:

(a)	the undersigned is the sole registered and/or beneficial owner of the Subject Securities, with good and marketable title thereto, free and clear of any and all mortgages, liens, charges, restrictions, security interests, adverse claims, pledges, encumbrances and demands or rights of others of any nature or kind whatsoever (other than restrictions on transfer under applicable Securities Laws);

(b)	the undersigned has the sole right to vote and sell all of the Subject Securities and, without limiting the generality of the foregoing, none of the Subject Securities are subject to any proxy, power of attorney, attorney-in-fact, voting trust, vote pooling or other agreement with respect to the right to vote, call meetings of shareholders or give consents or approvals of any kind;

(c)	the undersigned has duly executed and delivered this Agreement which constitutes a legal, valid and binding agreement of the undersigned enforceable against the undersigned in accordance with its terms, subject only to (i) any limitation on enforcement under Laws relating to bankruptcy, winding-up, insolvency, reorganization, arrangement or other Law affecting the enforcement of creditors’ rights generally, and (ii) the discretion that a court may exercise in the granting of equitable remedies such as specific performance and injunction;

(d)	the execution and delivery by the undersigned of this Agreement and the performance by the undersigned of its obligations under this Agreement will not result in or constitute a violation or breach of or default under (or an event which with notice or lapse of time or both would become a default), or conflict with, (i) any contract, commitment or agreement to which the undersigned is a party or by which the undersigned or any of his or her property or assets is bound at the time of such performance; or (ii) any applicable Law or any judgement, decree, order or award of any Governmental Entity;

(e)	except for the Arrangement Agreement, as of the date hereof, no Person has any agreement or option, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option, for the purchase, acquisition or transfer of any of the Subject Securities, or any interest therein or right thereto; and

(f)	other than the Subject Securities, as of the date hereof, the undersigned and its affiliates do not hold or own, or exercise control or direction over, or hold any right to acquire, any securities of the Corporation or any of its Subsidiaries.

5.	This Agreement may (or in the case of Section 5(c), shall) be terminated:

(a)	at any time upon the mutual written agreement of the parties hereto;

(b)	by the undersigned, when not in material default of its performance of its obligations under this Agreement that has not been remedied or cured within five Business Days of written notice of such default, upon delivery of written notice of termination to the Purchaser, and without prejudice to any of its rights hereunder and in its sole discretion, if, without the prior written consent of the undersigned, there occurs: (i) a decrease in the aggregate Consideration payable to the undersigned under the Arrangement Agreement; (ii) a change, in a manner adverse to the undersigned, in the form of consideration payable to the undersigned under the Arrangement Agreement; (iii) any other material amendment or modification to the Arrangement, the Arrangement Agreement or the transactions contemplated thereby that is materially adverse to the undersigned or (iv) a material breach by the Purchaser or the Parent of any representation, warranty or covenant under this Agreement or the Arrangement Agreement; and

(c)	automatically upon the earliest of: (i) the Effective Time; and (ii) the termination of the Arrangement Agreement in accordance with its terms.

If this Agreement is terminated in accordance with this Section 5, it shall become null and void, without any liability on the part of either party to any other party to this Agreement. The undersigned shall have the right to withdraw any form of proxy or other approval in respect of the Arrangement Resolution and/or any other matter necessary for the consummation of the Arrangement or the transactions contemplated by the Arrangement Agreement in the event of termination of this Agreement in accordance with this Section 5. Notwithstanding anything else contained herein, such termination shall not relieve any party from liability for any breach of this Agreement by the party prior to such termination.

6.	Each of the undersigned, the Purchaser and the Parent hereby consent to the disclosure of the substance of this Agreement in any press release, documents filed with the Court in connection with the Arrangement or any filing pursuant to applicable Securities Laws, including the Circular, in each case to the extent required by applicable Law.

7.	Each of the parties hereto shall, from time-to-time hereafter and upon any reasonable request of the other, promptly do, execute, deliver or cause to be done, executed and delivered, all further acts, documents and things as may be required or necessary for the purposes of giving effect to this Agreement.

8.	Each of the parties hereto agrees with the others that (i) money damages would not be a sufficient remedy for any breach of this Agreement by any of the parties, (ii) in addition to any other remedies at law or in equity that a party may have, such party shall be entitle to seek equitable relief, including injunction and specific performance, in the event of any breach of the provisions of this Agreement, and (iii) any party that is a defendant or respondent shall waive any requirement for the securing or posting of any bond in connection with such remedy.

9.	This Agreement will be governed by and interpreted and enforced in accordance with the Laws of the Province of Ontario and the federal Laws of Canada applicable therein. Each party to this Agreement irrevocably attorns and submits to the exclusive jurisdiction of the Ontario courts situated in the City of Toronto and waives objection to the venue of any Proceeding in such court or that such court provides an inconvenient forum.

10.	This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements, understandings, undertakings, negotiations and discussions, whether written or oral. There are no conditions, covenants, agreements, representations, warranties or other provisions, express or implied, collateral, statutory or otherwise, relating to the subject matter hereof except as provided herein.

11.	This Agreement shall be binding upon and shall enure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns, provided that neither party may assign, delegate or otherwise transfer any of its rights, interests or obligations under this Agreement without the prior written consent of the other party hereto.

12.	Time is of the essence in this Agreement.

13.	This Agreement may be executed in any number of counterparts (including counterparts by email and/or with electronic signatures) and all such counterparts taken together shall be deemed to constitute one and the same instrument.

14.	If the foregoing is in accordance with your understanding and is agreed by you, please signify your acceptance by the execution of the enclosed copies of this Agreement where indicated below and return the same to the undersigned, upon which this Agreement as so accepted shall constitute an agreement among the Purchaser and the undersigned.

[Remainder of page intentionally left blank.]

Yours truly,

By:

(Signature)

(Print Name)

(Place of Residency)

(Name and Title)

(Address)

Common Shares owned (beneficially or otherwise) as of the date hereof: ___________________

Options held as of the date hereof: ___________________

RSUs held as of the date hereof: ___________________

PSUs held as of the date hereof: ___________________

DSUs held as of the date hereof: ___________________

Accepted and agreed on the date first written above.

1001755979 ONTARIO INC.

Per:
Name:
Title:

BRC GROUP HOLDINGS, INC.

Per:
Name:
Title:

[Signature Page – D&O Support and Voting Agreement]